                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              _____________________


                                    FORM 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             EARTHLINK NETWORK, INC.
             (Exact name of registrant as specified in its charter)




                DELAWARE                                    95-4481766
        (State of incorporation                           (IRS Employer
            or organization)                           Identification No.)

           3100 NEW YORK DRIVE
          PASADENA, CALIFORNIA                                91107
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


        Securities to be registered pursuant to Section 12(b) of the Act:


     Title of each class                     Name of each exchange on which
     to be so registered                     each class is to be registered
     -------------------                     ------------------------------

                                      None


        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value

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Item 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

       The Registrant hereby incorporates by reference herein the description of the Registrant's Common Stock, $.01 par value per share, appearing under the caption, "Description of Capital Stock," in the Prospectus contained in the Registrant's Registration Statement on Form S-1, as filed with the Securities and Exchange Commission concurrently herewith, and as such section may be amended until the time such Registration Statement is declared effective. The Company's Certificate of Incorporation and Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to the aforesaid Registration Statement on Form S-1.

Item 2.      EXHIBITS

       The following exhibits are filed as part of the Registration Statement.

       2(a) Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on November 8, 1996 and as subsequently amended and filed on November 19, 1996, December 11, 1996 and December 23, 1996.

       2(b)  Amended and Restated Certification of Incorporation.(1)/

       2(c) Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock(2)/

       2(d)  Bylaws.(3)/

       2(e) Copy of form of stock certificate for the Registrant's Common Stock.(4)/








____________________________

(1)/ Incorporated herein by reference to Exhibits 3.1 and 3.1(a) of the Registrant's Registration Statement on Form S-1.

(2)/ Incoporated herein by reference to Exhibits 3.3 and 3.3(a) of the Registrant's Registration Statement on Form S-1.

(3)/ Incorporated herein by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1.

(4)/ Incorporated herein by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form S-1.

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                                    SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   EARTHLINK NETWORK, INC.



                                   By         /s/  Barry Hall
                                     ----------------------------------
                                                 Barry Hall
                                            Chief Financial Officer



Dated:  January 9, 1997